American Campus Communities GCT Student Housing Acquisition Investor Presentation February 12, 2008

Transaction Overview

Transaction Overview Summary of Terms ACC will acquire 100% of outstanding common shares and operating partnership units of GMH (student housing business only) $3.36 per share in cash Fixed exchange ratio of 0.07642 ACC common shares per GMH common share Implies $5.53 per GMH share based on ACC closing price on February 11, 2008 GMH's Military Housing business will be sold to Balfour Beatty and proceeds will be distributed to GMH shareholders via a special dividend prior to closing of merger ACC cash consideration will be financed with a $200 million committed term loan from KeyBank Holders of GMH operating partnership units may elect to receive 0.07642 ACC units or 0.07642 ACC common shares per unit

Transaction Overview Summary of Terms ACC will enter into a joint venture with Fidelity Real Estate Group with respect to 15 assets to be effective prior to closing of the merger GMH is required to use commercially reasonable efforts to sell a portfolio of 10 assets prior to closing for a minimum agreed upon price GMH's dividend will stop accruing after the quarter ending March 31, 2008 Joseph Macchione, GMH's Executive Vice President and General Counsel, will join ACC's board Transaction is subject to the sale of Military Housing business, GMH shareholders approval and other customary closing conditions Closing is anticipated to occur in Q2 2008

Either Before or After Closing Transaction Overview Transaction Summary Sold to Balfour Beatty JV Student Housing 8 Existing Properties (6 in Fidelity JV, 2 in AEW JV) Military Housing Business Wholly Owned Student Housing 64 Properties GCT ACC Wholly Owned (100%) 39 Wholly Owned Properties Joint Ventures (10% Share) 15 New JV Properties 8 Existing JV Properties Disposition Assets 10 Properties Note: Transaction structure shown for discussion purposes. Transaction overview does not reflect transaction mechanics or actual corporate structure. 100% 10% 100% Sold to 3rd Party Before Closing

Transaction Overview Financial Consideration 1 Based on $28.43 closing price per share of ACC stock on February 11, 2008 and exchange ratio of 0.07642. 2 Accretion to ACC management FFOM estimates.

Transaction Overview Transaction Steps Note: Bed counts reflect 100% share of joint venture assets. Financial information reflects pro rata share of joint ventures. 1 Including transaction expense. 2 Based on implied real estate value (excluding value of net other assets) and management NOI projections.

Transaction Overview Transaction Financing ($ in millions) 1 Includes full balance on mortgage debt related to 15 assets that will be contributed to new Fidelity JV at closing and mortgage debt related to the 10 disposition properties. 2 Balance sheet as of September 30, 2007 for ACC (pro forma for 3.5 million shares issued and debt repayments related to October 2007 equity offering) excluding debt related to our on-campus participating properties. 3 Reflects 10% pro rata share of mortgage debt related to 15 assets that will be contributed to new Fidelity JV at closing.

Post Transaction Debt Maturity Schedule ($ in thousands, except per share amounts) Mortgage Debt Maturity Profile Remains Attractive 1 Excludes $15.5 million of floating rate mortgage debt at LIBOR + 1.9%. Also excludes debt related to our on-campus participating properties totaling $88.2 million with a weighted average interest rate of 7.17% and average term to maturity of 13.0 years.

Merger creates the largest student housing platform in U.S. Wholly owned beds increase from 28,700 to 51,600(1) Joint venture beds increase from 0 to 13,200 Third-party managed beds increase from 15,100 to 26,600 Total owned and managed portfolio increases from 43,800 beds to 91,400 beds Total enterprise value increase $1.2 to $2.2 billion 1 Property statistics throughout this presentation do not include 10 disposition assets currently being marketed for sale by GCT, which are expected to be sold prior to closing. If sale does not occur prior to closing, ACC intends to dispose of assets.

Strategic Benefits Significant opportunity for NAV appreciation with improved operational performance of GCT assets ACC gains a presence in 41 new university markets providing growth opportunities in all areas of business Significant G&A savings Ability to sell assets enabling self funding of owned development pipeline at attractive spreads 39 wholly owned assets consistent with our investment criteria Provides the company with scale

Proven Track Record in a Specialized Sector

American Campus Business Focus DEVELOPMENT Acquisition & Ownership Off-CAMPUS DEVELOPMENT ACQUISITION & Ownership On-CAMPUS ACE(tm) Program Third-Party MANAGEMENT For Colleges, Universities & Institutional Clients Third-Party DEVELOPMENT For Colleges & Universities The Student Housing Company

Proven Track Record Performance Measures * Represents funds from operations, modified for operational performance of our on-campus participating properties *Assumes dividend reinvestment

Proven Track Record Lead public sector in occupancy average rent per bed same store NOI growth Operationally, for each of the 12 quarters since our IPO, averaged 8.1% same store NOI growth compared to the same quarter prior year.

Premier Platform Total Return Versus Student Housing Peers Since IPO LTM ACC 0.951 -0.063 GCT -0.401 -0.379 EDR -0.117 -0.164 RMS 0.507 -0.293 Multifamily Index 0.469 -0.311 ACC ACC EDR EDR GCT GCT Source: FactSet as of February 8, 2008. (1) Total return as of 2/8/08 assuming dividend reinvestment, based upon ACC IPO date of 8/16/04, GCT IPO date of 10/29/04, and EDR IPO date of 1/26/05. The RMS (Morgan Stanley REIT Index) and Multifamily Apartment Composite are measured since ACC's IPO date. (2) Total return for the last twelve months (LTM) as of 2/8/08 assuming dividend reinvestment. (3) Multifamily Apartment Composite includes AEC, AIV, AVB, BRE, CLP, CPT, EQR, ESS, HME, MAA, PPA, UDR. American Campus Communities GMH Communities Trust Education Realty Trust RMS Apts (3) RMS Apts (3)

Institutional capital has and continues to flow into the sector providing equity for private companies and public company joint ventures The past competitive debt environment enabled highly levered acquisition and development transactions with developers and inexperienced operating partners investing minimal cash equity Significant decrease in the cost of capital to the sector enabling asset growth We have seen cap rate compression into the high 5's, low 6's Low Cost Debt & Equity Have Been Available to the Sector 2004 to 2007

Operators entering from other sectors have struggled with the specialized aspects and operational intensity of student housing Specialized, fully integrated "off-the-shelf" accounting, leasing, and operational software is not readily available Even qualified, specialized student housing operators have had difficulty with scalability (Maintaining core performance during high growth) There has been limited operational success, creating opportunistic acquisitions with value creation upside Operational Success Has Been Elusive for Many 2004 to 2007

Public Student Housing Sector 2004 to 2007 Same Store NOI Growth Note: NOI growth based upon same-store properties owned for the full three months for the period vs the same three months in the prior year period. Source: Company financials and supplemental packages. Q4 2004 15.0% Q1 2005 12.4% dnr Q2 2005 14.1% dnr (6.7%) Q3 2005 4.7% dnr (26.6%) Q4 2005 7.7% dnr (4.9%) Q1 2006 5.4% dnr (1.5%) Q2 2006 6.5% dnr (1.4%) Q3 2006 4.7% (18.6%) (12.8%) Q4 2006 4.8% (3.4%) 5.7% Q1 2007 3.5% (3.6%) 2.5% Q2 2007 9.0% (1.3%) 5.3% Q3 2007 9.3% 6.0% 12.9% AVERAGE 8.1% (4.2%) (2.8%)

ACC's Growth Strategy Transaction is Consistent with Investment Criteria Disciplined Investment Criteria Close proximity to campus Differentiated product offering Student housing submarkets with barriers to entry

Wholly owned assets consistent with our investment criteria PROXIMITY TO CAMPUS DRIVES PRICING AND OCCUPANCY .5 miles 1 mile 22 properties 28 properties 11 properties 5 properties 50 properties 18 properties 7 properties 15 properties 10 properties GCT ACC Combined 60% 22% 18% 11% 25% 64% University

Value Added Investments of Underperforming Assets Occupancy and revenue upside Operating expense ratio reductions Product repositioning and accretive pricing strategies Disciplined Growth Strategy Transaction offers significant value added opportunity

Value Creation Opportunities

Value Creation Opportunities Combined Owned Portfolio - 83 communities (51,600 beds) Opportunity for Occupancy Improvement ACC Same Store Assets 98.5% occupied ACC Total Portfolio Assets 95.5% occupied GCT Acquisition Assets 90.5% occupied Opportunity for Rental Rate Appreciation ACC Average Rent per Bed $516 GCT Average Rent per Bed $437 Opportunity for Reduction in Operating Expense Ratios Significant Opportunity for NAV appreciation

Value Creation Opportunities JV Portfolio - 23 communities (13,200 beds) Management Fee Income Income from JV Promote Structure Opportunity for Occupancy Improvement ACC Same Store Assets 98.5% occupied ACC Total Portfolio 95.5% occupied GCT Acquisition Assets 91.6% occupied Opportunity for Rental Rate Appreciation ACC Average Rent per Bed $516 GCT Average Rent per Bed $425 Opportunity for Reduction in Operating Expense Ratios

Value Creation Opportunities ACC gains a presence in 41 new university markets providing growth opportunities in all areas of our business Owned Development Ability to self fund via asset dispositions ACE(tm) transactions with respective universities Off-campus development opportunities Synergistic acquisition opportunities Third-party management Increase in annual fees from $2.5M to $5.1M 10 new client relationships

GMH Communities Trust Owned Managed for Third-Party Joint Venture American Campus Communities Owned Managed for Third-Party Corporate Home Office Current Operations New Operations Entry into 41 new university markets

Our Approach

Premier Operating Platform Customized Integrated Operational Systems Proprietary Leasing Administration & Marketing System (LAMS) Specialized Facilities Maintenance Program Premier Residence Life Program University Relations Program Functional Corporate Support in All Areas of Operation Dynamic Employee Development Program (Inside Track) Customer Feedback Program SCALABLE INFRASTRUCTURE, POISED FOR VALUE CREATION

ACC Functional Corporate Support


AMERICAN CAMPUS
VP/Organizational Development
Lonnie Ledbetter
AMERICAN CAMPUS
Senior Executive Vice President/
Chief Operating Officer
Greg Dowell
AMERICAN CAMPUS
VP / Facilities
Wayne Schrader
AMERICAN CAMPUS
SVP/ Leasing Administration
Jennifer Beese
AMERICAN CAMPUS
SVP/ Management Services
Jim Sholders / Steve Crawford
Owned Third - Party
AMERICAN CAMPUS
VP/Property Marketing
Michael Cipriano
AMERICAN CAMPUS
Director/Residence Life
Lynn Ellison
AMERICAN CAMPUS
SVP/Information Technology
Jorge de Cardenas
Regional Manager
Area Manager/ GM
Assistant General Manager
FACILITIES MANAGEMENT
MARKETING
ADMINISTRATION
RESIDENCE LIFE

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Product Repositioning, Pricing and Marketing Strategies Analyze and fully understand each market Conduct full university analysis Complete a comprehensive competitive housing analysis Determine appropriate product position & pricing strategy Evaluate physical offering and identify capital improvements that enhance product offering

Product Repositioning Case Study Royal Acquisition: Raider's Pass - Lubbock, Texas Published Avg. Market Rent at Acquisition $461 Year 1 - Average In place Rental Rate $430 Year 1 - Occupancy Achieved 69% Year 1 - Rental Revenue $3.2 million Repositioning Strategy Reduced published rate by 9% (1.8% from in place rates) Invested $625,000 in aesthetic & amenity upgrades Repositioning Results Year 2 Occupancy increased from 69% to 98% Increased Rental Revenue from $3.2 to $4.2 million Year 3 Current Initial Rental Rates set at 3.8% over year 2 Fall 08 pre-leasing is 20% ahead of year 2

Strategic Benefits Significant opportunity for NAV appreciation with improved operational performance of GCT assets ACC gains a presence in 41 new university markets providing growth opportunities in all areas of business Significant G&A savings Ability to sell assets enabling self funding of owned development pipeline at attractive spreads 39 wholly owned assets consistent with our investment criteria Provides the company with scale

OUR MISSION is to be the premier provider of quality student housing communities and services through a unique understanding and an unrelenting commitment to students, parents, educational institutions and investors. Our people are our strength, achieving success through a dedication to excellence and integrity.

Forward Looking Statements This news release contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this news release are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to the proposed transactions (including but not limited to (i) the occurrence of any effect, event, development or change that could give rise to the termination of the definitive agreements, (ii) the inability to complete the proposed transactions, including in the case of the merger, due to the failure of GMH's shareholders to approve the merger, (iii) the failure of any party to satisfy the conditions to the closing of the transactions and (iv) the failure of ACC to obtain the necessary financing arrangements set forth in a commitment letter received in connection with the proposed merger), inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITs; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward- looking statements are made as of the date of this news release, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information about the Merger and Where to Find It This press release does not constitute an offer of any securities for sale. In connection with the merger, American Campus Communities, Inc. ("ACC") intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus of GMH Communities Trust ("GMH") and ACC and other relevant materials in connection with the proposed transactions. Investors and security holders of ACC and GMH are urged to read the proxy statement/prospectus and the other relevant material when they become available because they will contain important information about ACC, GMH and the proposed transactions. The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed by ACC or GMH with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by ACC by directing a written request to American Campus Communities, Inc., 805 Las Cimas Parkway, Suite 400, Austin, Texas 78746 Attention: Investor Relations. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by GMH Communities by directing a written request to GMH Communities Trust, 10 Campus Boulevard, Newtown Square, Pennsylvania 19073, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS. ACC, GMH and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of GMH in connection with the merger. Information about those executive officers and directors of ACC and their ownership of ACC common stock is set forth in the proxy statement for ACC's 2007 Annual Meeting of Stockholders, which was filed with the SEC on March 29, 2007. Information about the executive officers and trustees of GMH and their ownership of GMH common shares is set forth in the proxy statement for GMH's 2007 Annual Meeting of Shareholders, which was filed with the SEC on May 8, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ACC, GMH and their respective executive officers, directors and trustees in the merger by reading the proxy statement and prospectus regarding the merger when they become available.